ASSET PURCHASE AGREEMENT
                            ------------------------

     THIS IS AN ASSET PURCHASE AGREEMENT, HEREINAFTER REFERRED TO AS THE AGREEMENT, MADE AND ENTERED INTO THIS 7TH DAY OF NOVEMBER, 2000, BY AND AMONG THE FOLLOWING PARTIES:

     I. TEL-ONE, INC., OF 100 SOUTH ASHLEY DRIVE, SUITE 2050, TAMPA, FLORIDA 33602 (THE "BUYER").

     II. TELECOM RESPONSE, INC., OF 5414 WEST CRENSHAW STREET, TAMPA, FLORIDA 33634(THE "SELLER").

                                    RECITALS:
                                    ---------

     A. The Seller owns and operates an a telephony project management company that provides expertise on advanced telephony projects and plans for companies and government institutions via outsource agreements and government long-term contracts.

     B. Seller desires to sell the rights and title to the contract receivables net of cost to fulfill the contract requirements, and Buyer desires to buy, on terms and conditions set forth in this Agreement, the FLORIDA STATE
                                                                   -------------
GOVERNMENT  CENTREX  CONTRACT  identified  as contract number 730-030-99-1 which
-----------------------------                                 ------------
commenced  on  August  4,  1998  and  expires  on  January  1,  2003.


     C. This Agreement sets forth the respective rights and obligations of the parties regarding the purchase and sale described herein.

     NOW THEREFORE, In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by all parties, the parties agree as follows:

                          ARTICLE I - PURCHASE AND SALE
                          -----------------------------

     1.01  DEFINITIONS.
           ------------

          (a) The parties acknowledge and agree that the recitals are true and correct and the recitals by this reference are incorporated into this Agreement.
          (b) All Exhibits described in, attached to, or referred to, in this Agreement are hereby incorporated by this reference into this Agreement.
          (c) The parties agree that the abbreviations set forth in the preamble and the recitals shall be used for purposes of this Agreement.

     1.02  ASSETS  SOLD  AND  PURCHASED.  On  the  basis of the representations,
           -----------------------------
warranties, and agreements of the parties, and subject to the terms and conditions of this Agreement, Seller agrees to sell and Buyer agrees to buy, the following asset (sometimes collectively referred to in this Agreement as the Asset):

          (A)     CONTRACT RIGHTS.     Buyer and Seller acknowledge that Exhibit
                  ----------------
1 is the Contract for which any required consent to such assignment has been or will be obtained by Seller on or prior to the Closing and this Contract for which a required consent to such assignment has not been obtained by Seller prior to the execution hereof. Seller covenants to obtain any required consents that have not been obtained prior to the date of Closing. Buyer will have no responsibility for or liability under any Contracts not actually assigned to and assumed by Buyer.

     1.03  PURCHASE  PRICE.
           ----------------

          (a) In consideration of the transactions described in this Agreement, Buyer shall tender Seller the consideration set forth below:

               (1) 5,000,000 shares of Buyer's common stock ("Shares"), --------- representing a fifty-percent (50%) equity interest in Tel-One, Inc. evidenced by a duly executed stock certificate to be delivered to Seller within 10 days after the Closing.

               (2)  Parties  have  agreed  that  the  value of the FLORIDA STATE
                                                                   -------------
                    GOVERNMENT CENTREX  CONTRACT  identified as  contract number
                    ----------------------------
                    730-030-99-1 is based on the present value of future cash flows from the contract, net of costs and expenses.


     1.04     LIABILITIES  OF SELLER.  Buyer shall not be responsible for any of
              -----------------------
Seller's liabilities, obligations or indebtedness, except as specifically set forth in this Agreement.

     1.05     CLOSING  DATE.  The  date  and  the  time  of  closing  of  the
              --------------
transactions contemplated in this Agreement shall be referred to herein as the "CLOSING" or the "CLOSING DATE". The Closing shall be held at the offices of Telecom Response, Inc. on November 7, 2000. The time, date and place of the
  --------------------------------------------
Closing  may  be  changed  by  the  mutual  agreement  of  the  parties.
  -

                             ARTICLE II - CONDITIONS
                             -----------------------

     2.01     CONDITIONS  OF  BUYER'S OBLIGATIONS.  The obligations  of Buyer to
              ------------------------------------
be performed under this Agreement at Closing are subject to each and all of the following conditions, any one or more of which may, however, be waived in whole or in part by Buyer:

          (a) The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects on and as of the Closing with the same affect as if made on and as of the Closing.

          (b) Seller shall have obtained all necessary consents of all other persons or parties to the execution of this Agreement and to the consummation of the transactions contemplated hereby.

          (c) The representations, warranties and covenants made by Seller in this Agreement and all documents, statements and schedules furnished Buyer shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though those representations, warranties and covenants and the documents, statements and schedules furnished to Buyer had been made on and as of the closing date.

     2.02     CONDITIONS OF SELLER'S OBLIGATIONS.  The  obligations of Seller to
              -----------------------------------
be performed under this Agreement are subject to each and all of the following conditions, any one or more of which may, however, be waived in whole or in part by Seller:

          (a) The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date.

          (b) Buyer shall have obtained all necessary consents of all other persons or parties to the execution of this Agreement and to the consummation of the transactions contemplated hereby.

     2.03     SELLER'S  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  Seller
              ------------------------------------------------------
represents,  warrants  and  covenants  as  follows:

          (a)  ORGANIZATION  AND  STANDING  OF  SELLER.   If  the  Seller  is  a
               ---------------------------------------  corporation,   it  is  a
               corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and the execution and delivery of this Agreement to Buyer and the sale contemplated hereby has been duly authorized by all necessary corporate action.

          (b) PROPERTIES. Seller now has, and at closing will have, good and ----------- marketable title to the Asset, free and clear of any restrictions, encumbrances, conditional sale or security agreements, or adverse claims, except as specifically disclosed in this Agreement. None of the Asset will at closing be subject to any restriction which would prevent the conveyance thereof to Buyer or prevent or materially adversely affect the use presently made thereof.

          (c) CLAIMS AND LITIGATION. To Seller's knowledge there is no claim, ----------------------- litigation or proceeding, pending or threatened, which affects the interest of Seller to or in any of the Asset or which would prevent or materially affect the ownership, use or operation by Buyer of any of the Asset.

          (d) TAXES. Seller has paid, or will have paid by Closing, all taxes ------ or other charges required to be paid prior to Closing with respect to the Asset.

          (e) NO RESTRICTIONS. Seller is not subject to any charter, bylaw, ----------------- mortgage, lien, lease, judgment, contract or other restriction of any kind which would prevent consummation of the transactions contemplated by this Agreement.

          (f) DISCLOSURE. No representation or warranty made by Seller in this ----------- Agreement, nor any written statement or certificate furnished or to be furnished by the Seller to the Buyer pursuant hereto, or in connection with the trans-actions contemplated hereby, contains or will contain, any untrue statement of a material fact, or will omit to state a material fact necessary to make the statement contemplated therein not misleading.

          (g) OPERATING CONDITION. All properties associated with the Asset are --------------------- in good operating condition and in a state of reasonable maintenance and repair.

          (h) STATUS OF ASSET. The Contract of Seller being acquired by ----------------- Buyer is in full force and effect and is enforceable in accordance with its terms, and there is no existing default on the part of either party to the contract. A true copy of the contract described above has been furnished to Buyer.

          (h)  MISCELLANEOUS  CONSENTS. No authorization, consent or approval of
               ------------------------ any   public  body  or  authority  is
               necessary to the validity of the transactions contemplated by this Agreement. All necessary approvals of the parties under any contracts, commitments or understandings to which Seller is a party required to permit consummation of the transaction in accordance with this Agreement have been or will be obtained on or before the Closing Date. Seller is not otherwise a party to any contract or subject to any other legal restriction that would prevent or restrict complete fulfillment of any terms and conditions of this Agreement or compliance with any of the obligations under it.

          (i) LITIGATION. Neither Seller nor any Shareholder has ever ----------- been held liable in any court or in any administrative proceeding for any claims alleging fraud by Seller or any Shareholder in connection with any telephony related business or activities. Each Shareholder warrants that there are no disciplinary proceedings pending against him, nor has he been subject to any prior disciplinary proceedings. Each Shareholder further warrants that there are no criminal proceedings pending against him, nor has he ever been indicted for any felony.

          (j) CONTRACTS. Exhibit 1 contains the contract entered into by Seller, ---------- or by any of the officers of Seller on behalf of Seller. No event or condition known to the officers or Shareholders or Seller has occurred or exists, or, to the knowledge of the officers or Shareholders or Seller, is alleged by any of the other parties thereto to have occurred or existed, which constitutes, or with the lapse of time or giving of notice or both might constitute, a material default or material breach under the contracts in Exhibit 1.

     2.04     REPRESENTATIONS  AND  WARRANTIES  OF  BUYER.  Buyer represents and
              --------------------------------------------
warrants  to  the  Seller  that:

          (a) ORGANIZATION AND STANDING OF BUYER. If the Buyer is a -------------------------------------- corporation, it is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, the execution and delivery of this Agreement to Seller and the sale contemplated hereby has been duly authorized by all necessary corporation action. The execution by it will not conflict with or result in breach of the terms, conditions or provisions of or constitute a default under the certificate of incorporation or bylaws of Buyer or any agreement or instrument under which Buyer is now obligated. Buyer has full legal right, power and authority to enter into these transactions and perform its obligations under the Agreement.

          (b) NO RESTRICTIONS. Buyer is not subject to any charter, bylaw, ----------------- mortgage, lien, lease, judgment, contract or other restriction of any kind which would prevent consummation of the transactions contemplated by this Agreement.

          (c) DISCLOSURE. No representation or warranty made by Buyer in this ----------- Agreement, nor any written statement or certificate furnished or to be furnished by the Buyer to the Seller pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain, any untrue statement of a material fact, or will omit to state a material fact necessary to make the statement contemplated therein not misleading.

     2.05     COMMISSION.  The  parties  hereby  represent  and  warrant that no
              -----------
broker or other person or legal entity is entitled to any commission or other form of fee or compensation on account of the transactions contemplated by this Agreement.

     2.06     INDEMNIFICATION  BY  SELLER.
              ----------------------------

          (a) Seller shall indemnify and hold harmless Buyer against and in respect of:

               (1) All liabilities and obligations of, or claims against, the Seller not expressly assumed hereby by Buyer.

               (2) All damages, loss, cost or expense of Buyer resulting from any misrepresentation, breach of warranty, or non-fulfillment of any agreement on the part of the Seller under this Agreement, or from any misrepresentation in, or omission from, any certificate, or other instrument furnished or to be furnished by Seller to Buyer under this Agreement.

               (3) All state and local sales taxes applicable to the transactions contemplated hereby, if any.

               (4) All actions, suits, proceedings, demand, assessments, judgments, costs and expenses incident to any of the foregoing.

          (b) Seller shall reimburse the Buyer on demand for any payment made by it at any time after the Closing in respect of any liability, obligation or claim to which the foregoing indemnity relates. Should any claim covered by the foregoing indemnity be asserted against Buyer, Buyer shall notify Seller promptly and give it an opportunity to defend the same, and Buyer shall extend reasonable cooperation to Seller in connection with such defense. In the event that Seller fails to defend the same within a reason-able time, Buyer shall be entitled to assume the defense thereof, and Seller shall be liable to repay Buyer for all its expenses reasonably incurred in connection with the defense (including reasonable attorney's fees and settlement payments).

          (c) In the event Seller does not reimburse Buyer as set forth above, then Buyer shall have a right to set off the amount of such liability, obligation or claim, including Buyer's other expenses as set forth above, against amounts due by virtue of the Note, such amounts being applied first to the next payment due and to each payment due thereafter until such amount is repaid to Buyer in full.

     2.07     INDEMNIFICATION  BY  BUYER.
              ---------------------------

          (a) Buyer shall indemnify and hold harmless Seller against and in respect of:

               (1) All liabilities and obligations of, claims against the Buyer including but not limited to liabilities, obligations or claims arising in connection with the Asset purchased from Seller and arising after the Closing Date.

               (2) All damages, loss, cost or expense of Seller resulting from any misrepresentation, breach of warranty, or non-fulfillment of any agreement on the part of the Buyer under this Agreement, or from any misrepresentation in, or omission from, any certificate, or other instrument furnished or to be furnished by Buyer to Seller under this Agreement.

               (3) All actions, suits, proceedings, demand, assessments, judgments, costs and expenses incident to any of the foregoing.

          (b) Buyer shall reimburse the Seller on demand for any payment made by it at any time after the Closing in respect of any liability, obligation or claim to which the foregoing indemnity relates. Should any claim covered by the foregoing indemnity be asserted against Seller, Seller shall notify Buyer promptly and give it an opportunity to defend the same, and Seller shall extend reasonable cooperation to Buyer in connection with such defense. In the event that Buyer fails to defend the same within a reasonable time, Seller shall be entitled to assume the defense there-of, and Buyer shall be liable to repay Seller for all its expenses reasonably incurred in connection with the defense, including reasonable attorney's fees and settlement payments.

                 ARTICLE III - CONDUCT PRIOR TO CLOSING; CLOSING
                 -----------------------------------------------

     3.01  RISK  OF LOSS.  Any risk of loss resulting from fire, theft, casualty
           --------------
or otherwise, regarding the Asset shall be borne by the Seller until the Closing Date. In the event that the property associated with the function of the contract that Buyer is acquiring from Seller has been materially damaged by any casualty on or prior to the Closing Date, the Buyer shall have the option to rescind this Agreement, or in the alternative, the Buyer may elect to consummate the transactions described herein, after giving proper adjustment to the purchase price for the amount of damage done to the Asset, said adjustment to be mutually agreed upon between the Seller and Buyer.

     3.02  ACCESS  TO INFORMATION.  Seller has or shall accord reasonable access
           -----------------------
during normal business hours prior to the Closing to Buyer and to Buyer's counsel, accountants, and other representatives, to the Assets and records pertaining to the Assets and the Seller's business involving the Assets, and shall furnish Buyer during such period with all information concerning the Assets that Buyer reasonably may request. Buyer, prior to the Closing Date, through its representatives may make such investigation of the proper-ties and business of Seller and of their financial condition as it deems necessary or advisable to familiarize itself with the properties, business, financial condition and other matters; the investigation, however, shall not affect Seller's representations and warranties under this Agreement. Buyer and its representatives, from and after the date of this Agreement, shall have full access to the properties and all of the books and records of every kind of Seller, and the officers of Seller will furnish Buyer with financial and operating data and other information concerning the business and properties of Seller that may be requested from time to time.

     Seller and Stockholders shall at any and all times prior to Closing provide any and all information and documents reasonably requested by Buyer and Buyer agrees that all information provided Buyer by Seller shall remain confidential and the property of Seller until completion and closing of this transaction. In the event this transaction does not close except by reason of default of Seller or Shareholders, Buyer shall return immediately to Seller all accounting materials and other documentation provided by Seller.

     3.03  CONDUCT  OF  BUSINESS  PENDING  CLOSING.  Seller  shall  prior to the
           ----------------------------------------
Closing at its own expense keep the Asset in good standing and shall not mortgage, hypothecate, pledge, assign, convey or encumber any of the Asset nor create or permit to exist, any lien or security interest in any of the Asset.

     3.04  SELLER'S PERFORMANCE AT CLOSING.  At the Closing, Seller warrants and
           --------------------------------
represents  that  they  will:

          (a) Execute and deliver to Buyer such endorsements or assignments and other good and sufficient instruments of conveyance, transfer and assignment as shall be effective to vest in Buyer all the right and interest of Seller in and to the Asset. At or after the Closing, and without further consideration, Seller will execute and deliver such further instruments of conveyance and transfer and take such other action as Buyer may reasonably request in order to convey and transfer to Buyer any of the Asset.

          (b) Deliver to Buyer a written opinion of Seller's counsel, dated as of Closing, in form and substance satisfactory to Buyer, to the effect that:

               (1)  If  the  Seller  is  a  corporation  that:

                    (i) Seller is a corporation duly organized, existing and in good standing under the laws of the State of Florida.

                    (ii) Seller has full corporate power and authority to covey, transfer, assign and deliver the Assets to Buyer on the terms and conditions provided in this Agreement and all consents necessary for such conveyance, transfer, assignment and delivery have been obtained.

                    (iii) All corporate and other action required to be taken by or on the part of Seller to enable it to carry out this Agreement has been duly taken.

               (2) They have no knowledge of any litigation, proceeding or governmental investigation pending or threatened, which affects the title or interest of Seller to or in any of the Assets, or which would prevent or adversely affect the ownership, use or operation of any of the Assets by Buyer.

     3.05  BUYER'S  PERFORMANCE  AT CLOSING.  At the Closing, Buyer will warrant
           ---------------------------------
and  represent  that:

               (1)  If  the  Buyer  is  a  corporation  that:

                    (i) Buyer is a corporation duly organized, existing and in good standing under the laws of the State of Florida.

                    (ii) Buyer has full corporate power and authority to execute and deliver the Note, and instruments of security for the Note, and to otherwise perform as provided by this Agreement.

                    (iii) All corporate and other action required to be taken by or on the part of Buyer to enable it to carry out this Agreement has been duly taken.

               (2) They have no knowledge of any litigation, proceeding or governmental investigation pending or threatened which affects Buyer or which would prevent or adversely affect Buyer's ownership, use and operation of the Asset.

                        ARTICLE IV - DEFAULT AND REMEDIES
                        ---------------------------------

     4.01  DEFAULT  BY BUYER.  In the event that the Seller has fulfilled all of
           ------------------
its obligations set forth in this Agreement and in the further event that the Buyer fails to perform its obligations on the Closing Date set forth in this Agreement, then the Buyer shall be deemed in default, and the sole remedy available to the Seller shall be the retention by Seller of any moneys previously paid, if any, by the Buyer to the Seller.

     4.02  DEFAULT  BY SELLER.  In the event that the Buyer has performed all to
           -------------------
its obligations set forth in this Agreement as of the Closing Date, and stands ready, willing and able to consummate the transactions set forth herein as of the Closing Date, but the Seller, for any reason, fails to perform its obligations on or before the Closing Date, the Seller shall be deemed in default, and the Buyer shall be entitled to any combination of the following remedies: (a) institute an action for damages against the Seller for those damages resulting from the Seller's default; and (b) institute an action for specific performance or such other equitable relief as a court of competent jurisdiction deems appropriate under the circumstances as a result of the default by the Seller.

                            ARTICLE V - AFTER CLOSING
                            -------------------------

     5.01  SURVIVAL  OF  WARRANTIES,  ETC.   All  written  statements  and
           -------------------------------
certificates furnished by Seller or Buyer, whether so furnished before, at or after the Closing or whether contained herein or furnished pursuant hereto or in connection with the transactions contemplated hereby, shall be deemed to be representations and warranties. All representations, warranties and covenants made by Seller in this agreement, or pursuant hereto, shall be deemed made for the purpose of inducing Buyer to enter into this Agreement, and shall survive the Closing and remain operative and in full force and effect regardless of any investigations at any time made by or on behalf of

Buyer, and shall not be deemed merged in any document or instrument executed or delivered at the Closing.

     5.02  EMPLOYMENT AGREEMENT. Buyer agrees to install Kris Brown as President
           ---------------------
and Director of Tel-One, Inc. by special meeting of Board of Directors concurrent with the execution of this Agreement. Existing officers at the time of the Closing will resign their positions as officers simultaneously with the execution of this Agreement.

     5.03  COVENANT  NOT  TO  COMPETE.
           ---------------------------

          (a) The Seller and Buyer agree that for a period of two (2) years from the Closing Date, neither the Seller nor Buyer will engage directly or indirectly, either as a principal, agent, proprietor, shareholder, director, officer, or employee or participate in the ownership, management, operation or control, or have partnership, firm or business engaged in a business in competition with, or similar to, the business conducted by Buyer or Seller as it
               relates  to  the   FLORIDA  STATE  GOVERNMENT  CENTREX  CONTRACT
                                 -----------------------------------------------
               identified as contract number  730-030-99-1.
                                              -------------

     5.04  ASSIGNMENT.  The Buyer may assign all or any part of its rights under
           -----------
this Agreement to any corporation of which the Buyer owns all of the issued and outstanding stock. The Buyer shall have this same right of assignment after the Closing Date; and in the event of such an assignment the Buyer and Seller shall cooperate in the execution of any documents reasonably necessary for the protection of the Seller's rights in the Note.

     5.05  SELLER'S  ASSISTANCE.  Seller  agrees  to  continue  to  help  in the
           ---------------------
operation of the business transferred hereunder after the Closing Date for a period of 10 days without the payment of any additional compensation or consideration.

     5.06     FURTHER  ASSURANCES.     From time to time at Buyer's request, and
              --------------------
without further consideration, Seller and Shareholder will execute and deliver such further instruments of conveyance, assignment and transfer and take such other action as Buyer may reasonably request in order to more effectively convey and transfer any of the Assets. Seller and Shareholders further agree to assist Buyer in the application for the appropriate licenses and authorizations required by Buyer to conduct business in the State of Florida.

                           ARTICLE VI - MISCELLANEOUS
                           --------------------------

     6.01     NOTICES.  Any notice required or provided for in this Agreement to
              --------
be given to any party shall be mailed certified mail, return receipt requested, or hand delivered, to the party at the address set forth in the preamble.

     6.02     SUCCESSORS  AND ASSIGNS.  This Agreement shall be binding upon and
              ------------------------
inure  to  the  benefit  of  the  successors  and  assigns  of  the  parties.

     6.03     FLORIDA  LAW.  This  Agreement  and  the  Note  shall be construed
              -------------
              and enforced in accordance  with the laws of the State of Florida.

     6.04     ATTORNEY'S  FEES.  In  the  event  that  any  party is required to
              ----------------
engage the services of legal counsel to enforce its rights under this Agreement against any other party, regardless of whether such action results in litigation, the prevailing party shall be entitled to reasonable attorney's fees and costs from the other party, which in the event of litigation shall include fees and costs incurred at trial and on appeal.

     6.05     ENTIRE  AGREEMENT.  This  Agreement  contains  the  entire
              ------------------
understanding among the parties and supersedes any prior written or oral agreement between them respecting the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

     6.06     AMENDMENTS.  Any  amendments to this Agreement shall be in writing
              -----------
signed  by  all  parties.

     6.07     SEVERABILITY.  In  case  any  one  or more provisions contained in
              -------------
this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

     6.08     WAIVER.  No consent or waiver, expressed or implied, by a party of
              -------
any breach or default by any other party in the performance by that other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to any other breach or default in the performance by such other party of the same or any other obligations of such other party hereunder. Failure on the part of any party to complain of any act or failure to act of another party or to declare that other party in default, irrespective of how long such failure continues, shall not constitute a waiver of such party of its rights hereunder.

     6.9     NUMBERS  AND  LICENSES.  The  Buyer  shall  not  use  any  numbers
             -----------------------
previously used by Seller, such as Federal employer identification numbers or state sales tax numbers. The Buyer shall not use any licenses of any kind held by Seller unless specifically acquired pursuant to this Agreement.

     6.10     EXPENSES.  Each party to this Agreement shall pay its own expenses
              ---------
and costs incident to the preparation of this Agreement and to the consummation of the transactions contemplated by it.

     6.11     FURTHER  INSTRUMENTS  AND  ACTIONS.  Each  party shall deliver any
              -----------------------------------
further instruments and take any further actions that may be reasonably requested by the other in order to carry out the provisions and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

WITNESSES:

_________________________          Tel-One,  Inc.,  a  Florida  Corporation
                                   --------------

_________________________          By:     /s/  George  Carapella
                                           ----------------------
                                           George  Carapella
                                           -----------------
                                           As  its  ______President

                                               (CORPORATE  SEAL)

_________________________          Telecom Response, Inc., a Florida Corporation
                                   ----------------------

_________________________          By:     /s/  W.  Kris  Brown
                                           --------------------
                                           W.  Kris  Brown
                                           ---------------
                                           As  its  ______President

                                               (CORPORATE  SEAL)

STATE  OF  FLORIDA
COUNTY  OF  Hillsborough
            ------------

     The foregoing instrument was sworn to and acknowledged before me this 7th day of November, 2000 by W. Kris Brown, as the President of Telecom
---          --------             ---------------          ---------    -------
Response,  a  Florida  corporation,  on  behalf  of  the  corporation.

                                   _________________________
                                   NOTARY  PUBLIC
                                   My  commission  expires:

STATE  OF  FLORIDA     )
COUNTY  OF  __________)

     The foregoing instrument was sworn to and acknowledged before me this 7th day of November, 2000 by George Carapella, the President of Tel-One, a
---          --------             -----------------       ---------   -------
Florida  corporation,  on  behalf  of  the  corporation.

                                   _________________________
                                   NOTARY  PUBLIC

                                   My  commission  expires:

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